================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             PHOTON DYNAMICS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          ^--Enter Company Name Here--^
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    [LOGO]
                                    ------



                             PHOTON DYNAMICS, INC.

                                                                January 16, 1997


To the Shareholders of Photon Dynamics, Inc.

     You are cordially invited to attend the Annual Meeting of Shareholders of Photon Dynamics, Inc. (the "Company") on February 12, 1997 at 3:00 p.m., California time. The Annual Meeting will be held at the Company's principal executive offices, 6325 San Ignacio Avenue, San Jose, California 95119.

     A description of the business to be conducted at the Annual Meeting is set forth in the attached Notice of Annual Meeting and Proxy Statement. Also enclosed is a copy of our 1996 Annual Report to Shareholders.

     Whether or not you plan to attend the Annual Meeting, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE. If you attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.



                                       Vincent Sollitto, Jr.
                                       Chief Executive Officer

                             PHOTON DYNAMICS, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 12, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Photon Dynamics, Inc. (the "Company") will be held on February 12, 1997 at 3:00 p.m., California time, at the Company's principal executive offices, 6325 San Ignacio Avenue, San Jose, California 95119, for the following purposes:

     1. To elect seven directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

     2. To ratify and approve the Company's 1995 Stock Option Plan as amended (the "Option Plan") to increase the number of shares reserved for issuance thereunder by 510,943 from 300,000 shares to 810,943 shares.

     3. To ratify and approve the Option Plan as amended to increase the maximum number of shares with respect to which options may be granted to any individual per calendar year by 150,000 shares from 100,000 to 250,000 shares.

     4. To ratify and approve the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending September 30, 1997.

     5. To transact such other business as may properly come before the meeting.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part hereof.

     Shareholders of record at the close of business on January 6, 1997 are entitled to vote at the Annual Meeting.

                                       FOR THE BOARD OF DIRECTORS


                                       Howard M. Bailey
                                       Chief Financial Officer

San Jose, California
January 16, 1997


                            YOUR VOTE IS IMPORTANT

     TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.


                             PHOTON DYNAMICS, INC.

                                PROXY STATEMENT

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Photon Dynamics, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on February 12, 1997 at 3:00 p.m., California time (the "Annual Meeting"), or at any adjournment or postponement thereof. The Annual Meeting will be held at the Company's principal executive offices, 6325 San Ignacio Avenue, San Jose, California 95119.

     This Proxy Statement, the form of proxy, and the Company's 1996 Annual Report to Shareholders are first being mailed to shareholders on or about January 16, 1997.


REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (to the attention of Howard M. Bailey) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.


RECORD DATE, SHARE OWNERSHIP AND QUORUM

     Shareholders of record at the close of business on January 6, 1997 are entitled to vote at the Annual Meeting. At the record date, 6,977,837 shares of the Company's common stock ("Common Stock") were issued and outstanding. The presence of a majority of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.


VOTING AND SOLICITATION

     Each share outstanding on the record date is entitled to one vote. Under the cumulative voting provisions in the Company's Bylaws, each shareholder may cast for a single nominee for director, or distribute among up to eight nominees, a number of votes equal to eight multiplied by the number of shares held by such shareholder. However, cumulative voting will not be available unless at least one shareholder has given notice of his intention to cumulate votes prior to the voting, and will apply only to those candidates whose names have been placed in nomination prior to the voting.

     The costs of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or telegram.

     An automated system administered by the Company's transfer agent will tabulate votes cast by proxy at the Annual Meeting and an officer of the Company will tabulate votes cast in person. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. In determining whether a proposal has been approved or a nominee has been elected as a director, abstentions are counted as votes against a proposal or nominee and broker non-votes are not counted as votes for or against a proposal or nominee.

                                PROPOSAL NO. 1
                                --------------

                             ELECTION OF DIRECTORS

     As set by the Board of Directors (the "Board" or "Board of Directors") pursuant to the Bylaws of the Company, the authorized number of directors is set at eight. Seven directors will be elected at the Annual Meeting. Following the Annual Meeting there will be one vacancy due to the resignation of Mr. Chuck K. Chan. The seven nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the seven nominees of the Board of Directors named below. In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

                                                                                       DIRECTOR
NAME OF NOMINEE                 AGE                PRINCIPAL OCCUPATION                 SINCE
---------------                 ---                --------------------                --------
Vincent Sollitto, Jr.            48   Chief Executive Officer of the Company               1996

Francois J. Henley               37   Chief Technical Officer of the Company               1986

E. Floyd Kvamme                  59   Chairman of the Board and General Partner of         1986
                                      Kleiner Perkins Caufield & Byers, a venture
                                      capital partnership

Barry L. Cox                     54   Private Investor                                     1990

Michael J. Kim                   51   Executive Director of new business                   1991
                                      development
                                      at LG Electronics

Steven M. Krausz                 42   Partner at USVP, a venture capital partnership       1994

Dr. Malcolm J. Thompson          51   Chief Executive Officer, dPIX                        1992


     The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified. There is no family relationship between any director and any other director or executive officer of the Company.

     MR. SOLLITTO, JR. joined the Company as Chief Executive Officer in June 1996 and a became a member of the Board of Directors of the Company in July of 1996. From August 1993 to 1996, Mr. Sollitto was the General Manager of Business Unit Operations for Fujitsu Microelectronics. From April 1991 to August 1993, he was the Executive Vice President of Technical Operations at Supercomputer Systems, Incorporated. Mr. Sollitto has spent 21 years in various positions, including Director of Technology and Process at IBM before joining Supercomputer Systems, Incorporated. Mr. Sollitto is a graduate of Tufts College where he received a B.S.E.E. degree in 1970.

     MR. HENLEY founded the Company in 1986 and became Chief Technical Officer in July 1994 after serving in various management roles throughout the Company. Prior to 1986, Mr. Henley held various engineering positions at Hewlett-Packard, Intel Corporation and Spectrum Sciences. Mr. Henley received a B.S.E.E. from Rensselaer Polytechnic Institute in 1980 and an M.S.E.E. from the University of California, Berkeley in 1982, where he completed Ph.D. course requirements in quantum electronics. Mr. Henley is currently on sabbatical.

     MR. KVAMME has been a Director of the Company since its founding in 1986. He has been a General Partner of Kleiner Perkins Caufield & Byers since March 1984. Mr. Kvamme also serves on the Board of Directors of Harmonic Lightwaves, TriQuint Semiconductor and Prism Solutions, MiniStor Peripherals (MiniStor Peripherals filed a petition under Title 11 of the United Stated Code in April
1995) and several privately held companies. Mr. Kvamme received a B.S.E.E. from the University of California Berkeley and an M.S.E. from Syracuse University.

     MR. COX has been a Director of the Company since 1990 and is currently a private investor. Until 1996, he served Weitek Corporation as Chief Operating Officer since April 1992 and Chief Executive Officer since October 1993. Mr. Cox was a founder of ATEQ Corporation, a semiconductor capital equipment manufacturer, and from January 1984 to April 1992, served as its President and Chief Executive Officer. Mr. Cox received a B.S. in engineering from the U.S. Air Force Academy and an M.B.A. from Boston University.

     MR. KIM has been a Director of the Company since 1991. He has served as Executive Director of new business development at LG Electronics, Inc. since July 1992. From February 1988 to June 1992, Mr. Kim served as a Vice President at Goldstar Technology, Inc., a former subsidiary of LG Electronics, Inc. Mr. Kim received a B.S. from the University of Illinois, Chicago in 1972 and an M.S. from the University of Santa Clara in 1981.

     MR. KRAUSZ has been a Director of the Company since 1994. He has been a partner at USVP since 1985. Mr. Krausz also serves on the Boards of Directors of Verity, Inc. and several privately held companies. He received a B.S. in electrical engineering from Stanford University and an M.B.A. from Stanford Business School where he was an Arjay Miller Scholar.

     DR. THOMPSON has been a Director since 1992. He was the Chief Technologist at Xerox Corporation from 1981 to 1996. He is now the Chief Executive Officer of dPIX. Dr. Thompson received a B.S. and a Ph.D. from Brighton Polytechnic.
He is also the Chairman of the U.S. Display Consortium.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

    There are no family relationships among any of the directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held 5 meetings during 1996. During the last year, with the exception of Mr. Kim, no incumbent director attended fewer than 75% of the meetings of the Board of Directors and its committees on which he served that were held during the period in which he was a director. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for shareholders to recommend nominations, the Board will consider shareholder recommendations. Such recommendations should be addressed to Howard M. Bailey, the Company's Secretary, at the Company's principal executive offices.

     During 1996, Messrs. Kvamme, Thompson and Kim served on the Audit Committee. The Audit Committee held one meeting during the last year. The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     During 1996, Messrs. Kvamme, Cox and Krausz served on the Compensation Committee. The Compensation Committee held 2 meetings during the last year. The principal functions of the Compensation Committee are to administer the Company's stock option and purchase plans and to review and approve the Company's executive compensation policy.

COMPENSATION OF DIRECTORS

    Upon becoming a member of the Board, non-employee directors who are not affiliates of a five percent (5%) or greater shareholder of the Company ("Non-Employee Directors") receive options to purchase 5,000 shares of Common Stock of the Company, and thereafter receive an annual option grant to purchase 2,500 shares of Common Stock of the Company. Currently the Company's non-employee directors receive no fee for their services as Board members or committee members. All directors will be reimbursed for expenses incurred in connection with attending Board and committee meetings. Employee directors of the Company do not receive compensation for their services as directors.

                                PROPOSAL NO. 2
                                --------------

                  RATIFICATION AND APPROVAL OF THE COMPANY'S
                       1995 STOCK OPTION PLAN AS AMENDED

     The Company's shareholders are being asked to act upon a proposal to approve the action of the Board of Directors amending the Company's 1995 Stock Option Plan (the "Option Plan"). Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

     Subject to shareholder approval of the amended Option Plan, the Board of Directors amended the Option Plan in July 1996 and December 1996 to increase the number of shares reserved for issuance under the Option Plan by a total of 510,943 shares from 300,000 shares to 810,943 shares.

     The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that an incentive plan such as the Option Plan is necessary for the Company to remain competitive in its compensation practices. In the absence of shareholder approval of the amended Option Plan, no additional shares will be available for future option grants under the Option Plan, except to the extent that shares become available upon termination or cancellation of outstanding options.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE COMPANY'S 1995 STOCK OPTION PLAN AS AMENDED.


GENERAL DESCRIPTION OF OPTION PLAN

     The following summary of the Option Plan, including the proposed amendments, is subject in its entirety to the specific language of the Option Plan, a copy of which is available to any shareholder upon request.

     The Option Plan was adopted by the Board of Directors in September 1995 and approved by the shareholders in October 1995. In July 1996, the Board of Directors approved an amendment to the Option Plan to increase the number of shares available for granting thereunder by 477,200 shares from 300,000 shares to 777,200 shares. In December 1996, the Board of Directors approved an additional amendment to the Option Plan increasing the number of shares available for granting thereunder by an additional 33,743 shares from 777,200 shares to 810,943 shares. As of December 20, 1996 options to purchase 689,634 had been granted under the option plan of which options to purchase 689,634 were outstanding, including options to purchase 389,634 shares which were granted subject to shareholder approval of the Option Plan as amended. In 1996 the Company decided to discontinue granting new options under its 1987 Option Plan, although options remain outstanding under that plan.

     The purposes of the Option Plan are to give the employees and others who perform substantial services to the Company or its designated subsidiaries incentive, through ownership of the Company's Common Stock, to continue in their service to the Company and to help the Company compete effectively with other enterprises for the services of qualified individuals. The Option Plan permits the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to employees (including officers and directors who are employees) and the award of nonqualified stock options to employees, officers, directors, independent contractors and consultants of the Company. As of December 20, 1996, the number of executive officers, employees, consultants and directors of the Company and its subsidiaries that were eligible to receive grants under the Option Plan was approximately 105 persons.

    The Board of Directors or a committee designated by the Board (the "Committee") is authorized to administer the Option Plan, including the selection of persons (other than directors who are Non-Employee Directors) to whom options may be granted and the interpretation and implementation of the Option Plan. Options granted under the Option Plan will vest and become exercisable as determined by the Committee at the time of the option grant. The maximum term of an option granted under the Option Plan is ten years (five years in the case of an incentive stock option granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock (a "10% Shareholder")).

     The exercise price of all stock options granted under the Option Plan must equal at least the fair market value of the Common Stock of the Company on the date of grant. The fair market value of the Common Stock on a given date is determined by the Board of Directors based upon the last sale price of the Common Stock on the Nasdaq National Market System as of such date. On September 30, 1996, the fair market value of the Company's Common Stock was $7.125. The aggregate fair market value, on the date of grant, of the stock for which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. The exercise price of each option granted under the Option Plan shall not be less than the fair market value of the Common Stock on the date of grant (or not less than 110% of fair market value in the case of an incentive stock option granted to a 10% Shareholder). The payment of the exercise price of an option granted pursuant to the Option Plan may be made in cash, promissory notes (subject to certain conditions), other shares of the Company's Common Stock, delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the stock or in any combination of the foregoing. However, under the Option Plan Non-Employee Directors may not pay the exercise price of an option in the form of a promissory note.

     The Option Plan provides for automatic nonqualified stock option grants to Non-Employee Directors who are not affiliates of a five percent (5%) or greater shareholder of the Company of 5,000 shares at the time first elected to the Board ("Initial Grants") and 2,500 shares annually thereafter ("Subsequent Grants") to continuing Non-Employee Directors immediately following each annual meeting of shareholders. The exercise price of options granted to Non-Employee Directors must equal at least the fair market value of the Common Stock of the Company on the date of grant. Initial Grants are fully exercisable as of the date of grant. Subsequent Grants become exercisable at the rate of 8.33% each month following the date of grant, so that the option will be fully exercisable twelve months following the date of grant. Non-Employee Directors may not receive any other option grants under the Option Plan.

     Except for the provisions relating to the grant of stock options to Non-Employee Directors, the Option Plan may be amended at any time by the Board of Directors, although certain amendments require shareholder approval. The Option Plan will terminate in September 2005, unless earlier terminated by the Board.

AMENDED PLAN BENEFITS

     As of December 20, 1996, the Company had granted options to purchase a total of 389,634 shares at a weighted average exercise price of $7.124, which options are subject to shareholder approval of the Option Plan as amended to increase the number of shares subject to the Option Plan. Of this amount, options to purchase shares were granted to the following executive officers:
Mr. Sollitto, 200,000 shares; Dr. Pratt, 40,000 shares; Mr. Jerome, 10,000 shares and Mr. Henley, 7,749. Options to purchase the remaining 131,885 shares were granted to certain employees and current officers who are not executive officers. As of the date of this Proxy Statement, no Non-Employee Directors nor associates of any director, executive officer or nominee for director has been granted any options subject to shareholder approval of the amended Option Plan. The benefits to be received pursuant to the Option Plan amendment by the Company's directors, executive officers and employees are not determinable at this time.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes only the federal income tax consequences of stock options granted under the Option Plan. State and local tax consequences may differ.

     Stock Options.  The grant of a nonqualified stock option under the Option
     -------------
Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee.
Any gain or loss on the optionee's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more or not more than twelve months, respectively, following exercise. The Company does not receive a tax deduction for any such gain. The maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6% and the maximum rate at which long-term capital gains are taxed is 28%. Special considerations apply to optionees who are reporting persons for purposes of Section 16(a) of the Securities Exchange Act of 1934 and such optionees should consult their tax advisors with respect to the tax treatment of such options.

     The grant of an incentive stock option ("ISO") under the Option Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised and shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price.
Any gain in excess of the amount taxed as ordinary income will be treated as a long- or short-term capital gain, depending on whether the stock was held for more or not more than twelve months, respectively. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

     The "spread" under an ISO -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

     Effective January 1, 1994, the Code was amended to impose a cap on the amount of executive compensation recognized by a corporation's Chief Executive Officer and its four other most highly compensated executive officers that the corporation may deduct, set at $1,000,000 per such executive per year. To facilitate the Company's ability to continue to deduct in full all amounts of income recognized by such executive officers of the Company upon exercise of stock options, no employee may be granted options under the amended Option Plan to purchase in excess of 250,000 shares per calendar year.

     Payment of Withholding Taxes.  The Company may withhold, or require a
     ----------------------------
participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the Option Plan.

     Special Rules.  Special rules may apply to a participant who is subject to
     -------------
Section 16(b) of the Securities Exchange Act of 1934 (generally directors, executive officers and 10% Shareholders).


                                PROPOSAL NO. 3
                                --------------

                  RATIFICATION AND APPROVAL OF THE COMPANY'S
                       1995 STOCK OPTION PLAN AS AMENDED


     The Company's shareholders are being asked to act upon an additional proposal to approve the action of the Board of Directors amending the Option Plan. Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy.

     Subject to shareholder approval of the amended Option Plan, the Board of Directors amended the Option Plan in July 1996 to increase the maximum number of shares with respect to which options may be granted to any individual per calendar year by 150,000 shares from 100,000 to 250,000 shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE COMPANY'S 1995 STOCK OPTION PLAN AS AMENDED.


GENERAL DESCRIPTION OF OPTION PLAN

     For a general description of the Option Plan, please see the summary provided under the heading for Proposal No. 2 in this Proxy Statement.

AMENDED PLAN BENEFITS

     As of December 20, 1996, the Company had granted options to purchase a total of 200,000 shares to Mr. Vince Sollitto, Jr. of which 100,000 shares of such options are subject to shareholder approval of this Proposal No. 3. As of the date of this Proxy Statement, no other options have been granted subject to the approval of this Proposal No. 3. The benefits to be received pursuant to the Option Plan amendment by the Company's directors, executive officers and employees are not determinable at this time.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     For a summary of the federal income tax consequences of stock options granted under the Option Plan, please see the discussion provided under the heading for Proposal No. 2 in this Proxy Statement.



                                PROPOSAL NO. 4
                                --------------

       RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for 1997 and recommends that the shareholders ratify such selection. In the event that a majority of the outstanding shares are not voted in favor of ratification, the Board will reconsider its selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Ernst & Young LLP as the independent auditors for 1997. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Ernst & Young LLP has audited the Company's financial statements since the year ended September 30, 1994.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                                  MANAGEMENT


EXECUTIVE OFFICERS

     In addition to Messrs. Sollitto and Henley, the other executive officers of the Company as of December 20, 1996, were as follows:

NAME                                 AGE                 POSITION(S)
---------------------------------    ---   ------------------------------------

Howard M. Bailey                      50   Chief Financial Officer, Secretary

Jeffrey Hawthorne                     39   Vice President, Development

Alan Nolet                            39   Senior Vice President, Sales

Donald Jerome                         59   Vice President, Operations

C.J. Meurell                          36   Vice President, Marketing and
                                           Technology

Dr. William Pratt                     59   Chief Technical Officer - Software

     MR. BAILEY joined the Company in May 1994 as a consultant and was appointed to the position of Chief Financial Officer and Secretary in August 1994. From 1992 to 1994, Mr. Bailey was a partner in the Financial Services Division of David Powell, Inc., where he provided high-level financial support services for such companies as Sierra Semiconductor, Syquest, WSI, Alien Sport and Cubic Memory. In connection with the filing by Alameda of a petition under Title 11 of the United States Code in April 1993, Mr. Bailey, who was employed by David Powell, Inc. as a consultant to Alameda was appointed Chief Financial Officer and debtor in possession of Alameda. From 1989 to 1991, Mr. Bailey was the Chief Financial Officer at Plus Logic Corporation (currently part of Xilinx). Mr. Bailey has held various other financial management positions including Chief Financial Officer at Telmos, Controller at Intel and Financial Planning Manager at SP Communications (currently Sprint). Mr. Bailey received a B.S. in economics from the University of Maryland in 1969 and an M.B.A. in finance from the University of Utah in 1974.

     MR. HAWTHORNE joined the Company in November 1991 as Senior Applications Engineer, FIS Products. He was promoted to Project Manager FIS Products and then General Manager and Vice President Inspection Division in August 1992 and in September 1994, respectively. From June 1990 to November 1991, he was a consultant with Display Tech, which provided consulting services in the area of liquid crystal displays. He received a B.S. in engineering physics from the University of Colorado in 1987 and an M.S. in optical engineering from the University of Rochester in 1990.

     MR. NOLET became the Senior Vice President, Sales in May 1996. He joined the Company in September 1992 as Vice President of Sales and Marketing Communications and was appointed Vice President of U.S. Sales and then Vice President Worldwide Sales in May 1993 and June 1994, respectively. From 1987 to 1992, Mr. Nolet was a Vice President responsible for worldwide sales, field operations, service and marketing at LAM Research Corporation. He currently serves on the Executive Committee for SEMI's FPD Division. Mr. Nolet received a B.S. in chemical engineering from Clarkson University in 1978.

     MR. JEROME joined the Company in June 1995 as Vice President, Manufacturing. From April 1995 to June 1995, Mr. Jerome was a consultant with Bell Microproducts. From May 1994 to April 1995, Mr. Jerome was Director of Manufacturing at Creative Insight, Inc. From July 1992 to April 1994, he was Director of Materials at Pacific Pay Video, Ltd. From March 1989 to July 1992, he was Director of Materials at Plus Logic Corporation. Mr. Jerome received an A.A. from Foothill College in 1967 and an M.A. from CSU San Francisco in 1973.

     MR. MEURELL joined the Company in May of 1996. From April 1995 to May 1996, he served as a director of Teradyne's Low Cost Logic Tester Line for the Megatest division of Teradyne. From October 1993 to April 1995, Mr. Meurell was with Catapult Software Training Centers, an IBM company, for which he served as General Manager in the New York Metropolitan region. From December 1980 to October 1993, he held various sales management positions at the Megatest Corporation. Mr. Meurell received a B.S. in electrical engineering from the University of Massachusetts and an M.B.A. degree from Union College.

     DR. PRATT joined the Company in October 1996 as Chief Technical Officer for Software. From 1988 through 1994 he was Director of Multimedia and Imaging Technology at Sun Microsystems, Inc. In 1993, he founded Pixelsoft, Inc., a start-up image processing software development company. Dr. Pratt received a B.S. degree in electrical engineering from Bradley University and an M.S. and a Ph.D. in electrical engineering the University of Southern California. Dr. Pratt holds five patents and is the author of several books on image processing.

EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning compensation of (i) each person that served as the Company's Chief Executive Officer during the last fiscal year of the Company, (ii) the four other most highly compensated executive officers of the Company, and (iii) each former executive officer of the Company who would have been one of the Company's four most highly compensated executive officers had such executive officer been serving as such at the end of the Company's last fiscal year (collectively, the "named executive officers"):

                                                                                         LONG-TERM
                                                            ANNUAL COMPENSATION         COMPENSATION
                                                            ------------------------       AWARDS           ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR        SALARY($)       BONUS($)    OPTIONS/SARS(#)   COMPENSATION($)
--------------------------------------          ----        ---------       --------    ---------------   ---------------
Vincent Sollitto, Jr.(1)                        1996        $ 64,048              --        200,000           --
  Chief Executive Officer and Director          1995              --              --             --           --

James M. Ellick(2)                              1996         207,002        $ 50,000             --           --
  Former Chief Executive Officer and            1995         180,000              --        200,000           --
  Former Director

Francois J. Henley                              1996         165,638          33,863         60,000           --
  Chief Technical Officer and                   1995         140,000          19,744         16,667           --
  Director(3)

Howard M. Bailey                                1996         150,503          49,875         43,500           --
  Chief Financial Officer and Secretary         1995         122,326              --         83,334           --

Alan Nolet                                      1996         279,644(4)        4,000         62,000           --
  Vice President, Worldwide Sales               1995         259,470(5)           --         10,000           --

Jeffrey Hawthorne                               1996         126,618           3,250         20,000           --
  Vice President, Development                   1995         104,945              --         44,555           --

--------------
(1) Mr. Sollitto, Jr. was appointed Chief Executive Officer of the Company on June 10, 1996 and appointed to the Board of Directors on July 15, 1996. Mr. Sollitto, Jr.'s total annual base salary is $225,000. Of the options granted to Mr. Sollitto, Jr. in 1996, 200,000 shares are subject to approval of Proposal No. 2 and 100,000 shares are subject to approval of Proposal No. 3 by the shareholders of the Company.

(2) Mr. Ellick resigned his positions both as Chief Executive Officer and Director with the Company on May 15, 1996.

(3) Of the options granted to Mr. Henley in 1996, 7,749 shares are subject to approval of Proposal No. 2 by the shareholders of the Company.

(4) Includes commissions of $134,335 paid in fiscal year 1996. Mr. Nolet earned a total of $62,197 in commissions in fiscal year 1996, of which $9,775 was paid out to Mr. Nolet in the first quarter of fiscal year 1997.

(5) Includes commissions of $134,470 paid in fiscal year 1995. Mr. Nolet earned a total of $181,492 in commissions in fiscal year 1995, of which $81,913 was paid out to Mr. Nolet in the first quarter of fiscal year 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table provides certain information with respect to stock options granted to the named executive officers for the fiscal year ended September 30, 1996:

                                                            INDIVIDUAL GRANTS
                                         -----------------------------------------------------
                                                          % OF TOTAL
                                                           OPTIONS/
                                                            SARS
                                                          GRANTED TO
                                          UNDERLYING       EMPLOYEES     EXERCISE
                                         OPTIONS/SARS     IN FISCAL     PRICE PER   EXPIRATION
NAME                                      GRANTED (#)        YEAR         SHARE       DATE
--------------------------------------   ------------     ----------    ---------   ----------
Vincent Sollitto, Jr.(1)..............     74,070          13.4%          $6.75      07/15/06
                                          125,930          22.8%          $6.75      07/15/06

James M. Ellick.......................         --            --              --         --

Francois J. Henley(2).................     53,214           9.6%          $6.75      07/15/06
                                            6,786           1.2%          $6.75      07/15/06

Howard M. Bailey......................      4,800           0.9%          $6.75      07/15/06
                                           35,200           6.4%          $6.75      07/15/06
                                            3,500           0.6%          $6.75      07/15/06

Alan Nolet............................      8,090           1.5%          $6.75      07/15/06
                                           51,910           9.4%          $6.75      07/15/06
                                            2,000           0.4%          $6.75      07/15/06

Jeffrey Hawthorne.....................     20,000           3.6%          $6.75      07/15/06
--------------

(1) Of the options granted to Mr. Sollitto, Jr. in 1996, 200,000 shares are subject to approval of Proposal No. 2 and 100,000 shares are subject to approval of Proposal No. 3 by the shareholders of the Company.

(2) Of the options granted to Mr. Henley in 1996, 7,749 shares are subject to approval of Proposal No. 2 by the shareholders of the Company.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES


    The following table sets forth certain information with respect to stock options exercised by the named executive officers during fiscal year 1996, including the aggregate value of gains on the date of exercise. In addition, the table sets forth the number of shares covered by stock options as of September 30, 1996, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on September 30, 1996.

                                                              Number of Securities
                              Shares                               Underlying                    Value of Unexercised
                             Acquired           Value       Unexercised Options/SARs         In-the-Money Options/SARs
                                On             Realized       at Fiscal Year End (#)           at Fiscal Year End($)(2)
       Name                 Exercise(#)         ($)(1)      Exercisable      Unexercisable    Exercisable   Unexercisable
--------------------------  -----------       ---------     -----------      -------------    -----------   -------------
Vincent Sollitto, Jr.          --                 --            --             200,000(3)       $     --       $ 75,000
James M. Ellick                --                 --        102,334              5,333           622,531         30,800
Francois J. Henley             --                 --         19,133             60,000(4)         34,841         22,500
Howard M. Bailey               --                 --         30,834             84,333           169,466        284,473
Alan Nolet                     --                 --         46,067             69,267           269,967         70,287
Jeffrey Hawthorne              --                 --         16,095             45,672            94,377        155,159

--------------
(1) Calculated by determining the difference between the fair market value of the securities underlying the option on the date of exercise and the exercise price of the Named Executive Officers' respective options.

(2) Calculated on the basis of the last reported sale price per share for the Company's Common Stock on the Nasdaq National Market of $7.125 on September 30, 1996.

(3) Of the options granted to Mr. Sollitto, Jr. in 1996, 200,000 shares are subject to approval of Proposal No. 2 and 100,000 shares are subject to approval of Proposal No. 3 by the shareholders of the Company.

(4) Of the options granted to Mr. Henley in 1996, 7,749 shares are subject to approval of Proposal No. 2 by the shareholders of the Company.



EMPLOYMENT AGREEMENTS

     Except as described below, the Company does not have employment agreements with any of its executive officers.

     Each of Messrs. Sollitto, Henley, Bailey, Hawthorne, Nolet and Jerome is party to an agreement which provides certain severance and other benefits in the event of a termination of such person's employment with the Company following a change of control of the Company. In the event termination of such officer's employment (other than a voluntary termination by the officer or a termination for cause) that occurs within up to fifteen months of a change in control of the Company, the officer is entitled to between six months and fifteen months of severance payments and benefits depending upon the timing of such termination and the officer obtaining alternative employment following termination. Upon such change of control, each officer's option under the Company's stock option plans become fully exercisable if his employment is to terminate as of the closing of the change of control. If such officer's employment with the Company is to continue following a change of control, vesting of his options is accelerated by two years as of the closing of the change of control. Under these agreements, severance benefits consist of a continuation of the officer's base salary and non-discretionary bonuses, if any, during the applicable severance period and of his medical, health and other insurance benefits.



                    CERTAIN RELATIONSHIPS AND TRANSACTIONS


     In March 1994, the Company issued 6% convertible notes (the "Notes") for $150,000, $160,000 and $250,000 to Kleiner Perkins Caufield & Byers IV ("Kleiner"), venture capital funds affiliated with U.S. Venture Partners III ("USVP") and LG Electronics, respectively. E. Floyd Kvamme, a General Partner of Kleiner, Steven M. Krausz, a partner at USVP, and Michael J. Kim, the Executive Director of new business development at LG Electronics, are directors of the Company.

     In May 1994, the Company issued and sold shares of its Series E Preferred Stock to certain investors at a price of $1.80 per share. As part of this financing, Kleiner, USVP, Aeneas Venture Corporation ("Aeneas"), LG Electronics, AVI Management, Inc., and venture capital funds affiliated therewith ("AVI"), Venrock Associates ("Venrock") and ML Venture Partners II, L.P. ("ML Partners") purchased 338,625 shares, 225,560 shares, 123,915 shares, 342,622 shares, 13,889 shares, 132,823 shares and 232,298 shares of Series E Preferred Stock, respectively (converted, at the close of the Company's Initial Public Offering, into 112,875 shares, 75,187 shares, 41,305 shares, 114,207 shares, 4630 shares,
44,274 shares and 77,433 shares of Common Stock, respectively). In May 1994, in connection with the cancellation of the Notes as partial consideration for the purchase of Series E Preferred Stock, the Company issued warrants to purchase, at an exercise price of $0.60 per share, 99,722 shares, 6,578 shares and 28.333 shares of Common stock to Kleiner, USVP and LG Electronics, respectively.
Aeneas and Venrock were beneficial owners of more than 5% of the Company's voting securities in 1994. ML Partners is a beneficial owner of more than 5% of the Company's voting securities. Mr. Chuck Chan, a general partner of AVI, was a director of the Company in 1994.

     In June 1995, the Company entered into an agreement with Kleiner, Venrock, ML Partners, USVP and Aeneas under which such parties granted the Company a $1,000,000 revolving 7% line of credit which terminated upon the closing of the Company's initial public offering. The Company did not drawn down any amount on this line of credit. Under such agreement, the Company also issued to such parties warrants to purchase an aggregate of 83,333 shares of Series E Preferred Stock (converted, at the close of the Company's Initial Public Offering, into 27,778 shares of Common Stock) at a price of $1.80 per share.

     During 1994, 1995 and 1996 the Company sold approximately $187,000, $4,482,000 and $4,651,000, respectively, of its systems to LG Electronics. LG Electronics beneficially owns 534,375 shares of the Company's Common Stock, and warrants to purchase 28,333 shares of Common Stock at an exercise price of $0.60 per share. The Company believes its sales to LG Electronics were made on terms no less favorable than would have been obtained from unaffiliated parties.

     In connection with the exercise of certain options to purchase Common Stock of the Company, Francois J. Henley, Chief Technical Officer and a director of the Company issued the Company a 6.83% five-year note for $72,520 due June 1, 2000, with interest payments due annually. In connection with such note Mr. Henley entered into a Security Agreement pursuant to which Mr. Henley transferred to the Company and pledged as security for payment of such note all of the shares of Common Stock purchased upon exercise of such options.

       In connection with the purchase of Common Stock of the Company, Vincent Sollitto, Jr., Chief Executive Officer and a director of the Company issued the Company a 6.72% note for $56,253 on October 10, 1996. Principal and accrued but unpaid interest is payable in installments in the amount of ten percent of Mr. Sollitto's income received pursuant to his employment with the Company, net of all other withholdings, per pay period commencing on the first day of November 1996 and continuing until the total principal and interest is paid in full. Any principal and interest that has not been paid as a part of such installments prior to the first anniversary of the note shall be payable on the anniversary date (October 10, 1997). Should Mr. Sollitto's employment with the Company terminate for any reason prior to the total principal and accrued interest being paid, he will have thirty days from said termination date to pay the total principal and accrued interest due as of his date of termination.

       On May 15, 1996, Mr. James Ellick resigned as Chief Executive Officer and Director of the Company and entered into a six month consulting contract with the Company which terminated on November 15, 1996. Under the terms of the consulting contract, Mr. Ellick received a total of $107,526.00. In addition, Mr. Ellick's original options to purchase Common Stock of the Company continued to vest at 50% of their original vesting rate until November 15, 1996, at which time vesting ceased.


                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the beneficial ownership of Common Stock as of December 20, 1996 as to (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock of the Company, (ii) each of the Company's directors, and (iii) all directors and executive officers as a group.

                                                                                    BENEFICIAL OWNERSHIP
                                                                                         PERCENT OF
NAME OF BENEFICIAL OWNER                                         NUMBER OF SHARES         TOTAL(1)
--------------------------------------------------------------   ----------------   --------------------
Kleiner Perkins Caufield & Byers IV(2)                               986,899                14.0
Floyd Kvamme(3)                                                      986,899                14.0%
LG Electronics, Inc.(4)                                              562,708                 8.1
Michael J. Kim(5)                                                    562,708                 8.1
ML Venture Partners II, L.P.(6)                                      431,298                 6.2
Francois J. Henley(7)                                                286,308                 4.1
Steven M. Krausz(8)                                                   89,525                 1.3
Vincent Sollitto, Jr. (9)                                             42,000                 1.0
Barry Cox(10)                                                         17,883                  *
Malcolm Thompson(11)                                                  17,167                  *
All Current Executive Officers and Directors as a group (13
 persons)(12)                                                      2,168,172                29.5

---------------
*    Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of December 20, 1996 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Applicable percentages are based on 6,955,037 shares outstanding on December 20, 1996, adjusted as required by the rules. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(2) Includes 108,566 shares subject to warrants exercisable within 60 days of December 20, 1996. The address of Kleiner Perkins Caufield & Byers IV is 2750 Sand Hill Road, Menlo Park, California 94025.

(3) Includes 986,889 shares beneficially owned by Kleiner Perkins Caufield & Byers IV, of which Mr. Kvamme is a General Partner. Mr. Kvamme disclaims beneficial ownership of such shares except for his proportional interest therein. The address of Mr. Kvamme is c/o Kleiner Perkins Caufield & Byers IV, 2750 Sand Hill Road, Menlo Park, California 94025.

(4) Includes 28,333 shares subject to warrants exercisable within 60 days of December 20, 1996. The address of LG Electronics, Inc. is 20, Yoido-Dong Youngdungpo-Gu, Yoido P.O. Box 335, Seoul 150-721 Korea.

(5) Includes 562,708 shares held by LG Electronics, Inc., of which Mr. Kim is an Executive Director. Mr. Kim disclaims beneficial ownership of such shares. The address of Mr. Kim is c/o LG Electronics, Inc., 20, Yoido-Dong Youngdungpo-Gu, Yoido P.O. Box 335, Seoul 150-721 Korea.

(6) Includes 6,062 shares subject to warrants exercisable within 60 days of December 20, 1996. The address of ML Venture Partners II, L.P. is 3000 Sand Hill Road, Menlo Park, California 94025.

(7) Includes 20,441 shares subject to options exercisable within 60 days of December 20, 1996.

(8) Includes 87,651 shares beneficially owned by U.S. Venture Partners III and related entities: (a) 63,909 shares owned by U.S. Venture Partners III and 10,660 shares subject to warrants held by U.S. Venture Partners exercisable within 60 days of December 20, 1996, (b) 10,526 shares owned by Second Ventures Partners, L.P. and 1,679 shares subject to warrants held by Second Ventures Partners, L.P. exercisable within 60 days of December 20, 1996,
     (c) 752 shares owned by U.S.V. Entrepreneur Partners and 125 shares subject to warrants held by U.S.V. Entrepreneur Partners exercisable within 60 days of December 20, 1996. Mr. Krausz is a general partner of each of U.S. Venture Partners III, Second Ventures Partners, L.P. and USV Entrepreneur Partners. Mr. Krausz disclaims beneficial ownership of such shares except his proportional interest therein. Also includes 1,874 shares subject to options exercisable within 60 days of December 20, 1996. The address of Mr. Krausz is c/o U.S. Venture Partners III, 2180 Sand Hill Road, Menlo Park, California 94025.

(9) Includes 32,000 shares subject to options exercisable within 60 days of December 20, 1996.

(10) Includes 17,833 shares subject to options exercisable within 60 days of December 20, 1996.

(11) Includes 17,167 shares subject to options exercisable within 60 days of December 20, 1996.

(12) Includes 1,487,895 shares held indirectly held by directors of the Company and 390,574 shares subject to options and warrants exercisable within 60 days of December 20, 1996.



                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons the Company believes that its executive officers, directors and ten-percent shareholders complied with all
Section 16(a) filing requirements applicable to them, except as follows: Messrs. Sollitto and Meurell each filed his Form 3 late.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 1998 must be received by the Company no later than September 16, 1997 to be included in the proxy statement and form of proxy relating to that meeting.


OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.



                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Howard M. Bailey
                                       Chief Financial Officer

Dated:  January 16, 1997

                                 DETACH HERE

                                                                         PHO F

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            PHOTON DYNAMICS, INC.
P
R                     ANNUAL MEETING OF SHAREHOLDERS
O                            FEBRUARY 12, 1997
X
Y
        The undersigned hereby appoints Vincent Sollitto, Jr. and Howard M. Bailey and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Photon Dynamics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 3:00 p.m., California time on February 12, 1997, at the Company's principal executive offices, 6325 San Ignacio Avenue, San Jose, California 95119, or any adjournment or postponement thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.
                                                             ____________
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE  |SEE REVERSE|
                                                             |   SIDE    |
                                                             |___________|

                                 DETACH HERE
                                                                         PHO F
[x] Please mark
    votes as in
    this example                                                        _____
                                                                            |

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                 PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

                                                                                              FOR        AGAINST       ABSTAIN
1.  Election of Directors                               2. Proposal to ratify and approve     [ ]          [ ]           [ ]
NOMINEES:  Vincent Sollitto, Jr.,                          the Company's 1995 Stock Option
Francois J. Henley, E. Floyd Kvamme,                       Plan as amended to increase the
Barry L. Cox, Michael J. Kim,                              number of shares reserved for
M. Krausz and Malcolm J. Thompson                          issuance thereunder by 510,943
                                                           shares from 300,000 shares to
        FOR             WITHHELD                           810,943 shares.
        [ ]               [ ]        MARK HERE                                                FOR        AGAINST       ABSTAIN
                                   IF YOU PLAN [ ]      3. Proposal to ratify and approve     [ ]          [ ]           [ ]
                                     TO ATTEND             the Company's 1995 Stock Option
                                   THE MEETING             Plan as amended to increase the
                                                           maximum number of shares with
                                     MARK HERE             respect to which options may be
                                   FOR ADDRESS [ ]         granted to any individual per
                                    CHANGE AND             calendar year by 150,000 shares
                                    NOTE BELOW             from 100,000 to 250,000 shares.
[ ] ______________________________________                                                    FOR        AGAINST       ABSTAIN
    For all nominees except as noted above              4. Proposal to ratify the appoint-    [ ]          [ ]           [ ]
                                                           ments of Ernst & Young LLP as the
                                                           independent auditors for the
                                                           Company for the fiscal year
                                                           ending September 30, 1997.
                                                                                              FOR        AGAINST       ABSTAIN
                                                        5. Authority is hereby given to the   [ ]          [ ]           [ ]
                                                           proxies identified on the front of
                                                           this card to vote in their discretion
                                                           upon such other business as may
                                                           properly come before the meeting.

                                                        (Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature: _______________________________  Date: ________________ Signature: _______________________________ Date: _______________


                            PHOTON DYNAMICS, INC.
                            ---------------------
                            AMENDED AND RESTATED
                            --------------------
                           1995 STOCK OPTION PLAN
                           ----------------------


        1.   Establishment, Purpose, and Definitions.
             ---------------------------------------

             (a) There is hereby adopted the 1995 Stock Option Plan (the "Plan") of Photon Dynamics, Inc. (the "Company").

             (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in Section 4, below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options").

             (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

        2.   Administration of the Plan.
             --------------------------

             (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to Section 2(e) below, the Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). The Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Except as permitted by Rule 16b-3, none of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (i) the Plan or (ii) any other plan of the Company or its affiliates under which the participants are entitled to acquire Stock (including restricted Stock), stock options, stock bonuses, related rights or stock appreciation rights of the Company or any of its affiliates, other than pursuant to the grant of automatic options provided in Section 7 below and pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule 16b-3. The limitations set forth in this
     Section 2(a) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-
     3. Members of the Committee shall serve at the pleasure of the

     Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

             (b) Except for options granted to Non-Employee Directors pursuant to Section 7, the Committee shall determine which eligible individuals (as defined in Section 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

             (c) Except for options granted to Non-Employee Directors pursuant to Section 7, the Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the optionee's rights under an outstanding option shall not be made without the optionee's written consent. The Committee may, with the optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

             (d) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants. Notwithstanding the foregoing, the Committee shall not exercise any discretionary functions with respect to options granted to Non-Employee Directors pursuant to Section 7.

             (e) Notwithstanding the foregoing provisions of this Section 2, grants of options to any "Covered Employee," as such term is defined by
     Section 162(m) of the Code shall be made only by a subcommittee of the Committee which, in addition to meeting other applicable requirements of this Section 2, is composed solely of two or more "outside directors," within the meaning of Section 162(m) of the Code and the regulations thereunder (the "Subcommittee") to the extent necessary to qualify such grants as "performance-based compensation" under Section 162(m). In the case of such grants to Covered Employees, references to the "Committee" shall be deemed to be references to the Subcommittee as specified above.

        3.   Stock Subject to the Plan.
             -------------------------
             (a) The aggregate number of shares of Common Stock of the Company available for grant of options under the Plan initially shall be 810,943 shares. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

             (b) If there is any change in the Stock subject to any option granted under the Plan, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent), or other change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options.

        4.   Eligible Individuals.  The persons eligible to participate in the
             --------------------
Plan (other than pursuant to Section 7) are such employees, officers, independent contractors, and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time.
Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options. Except for grants pursuant to Section 7, Eligible Individuals shall not include Non-Employee Directors.

        5.   The Option Price.  Except as provided in Section 7, the exercise
             ----------------
price of the each option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(b), above.

        6.   Terms and Conditions of Options.
             -------------------------------

             (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

             (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that (i) the term of each
                             --------  -------
     option shall not be more than 10 years, (ii) in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the term of each incentive stock option shall be no more than five years, and (iii) the term of an option granted pursuant to Section 7 shall be as provided in
     Section 7.

             (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which incentive stock options are exercisable by an optionee for the first time during any calendar year exceeds $100,000 such options shall be treated as nonqualified options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

             (d)  Except for grants to Non-Employee Directors pursuant to
     Section 7, which shall be granted on the form of Stock Option Agreement attached hereto as Exhibit A, the Stock Option Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee not inconsistent with this Plan. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

             (e) The maximum number of Shares with respect to which options may be granted to any individual per calendar year under the Plan shall be 250,000 shares, subject to adjustment pursuant to Section 3(b). To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an employee, if any option is canceled, the canceled option shall continue to count against the maximum number of shares for which options may be granted to the employee under this Section 6(e). For this purpose, the repricing of an option shall be treated as a cancellation of the existing option and the grant of a new option.

        7.   Stock Options for Non-Employee Directors.
             ----------------------------------------

             (a) All grants of options pursuant to this Section 7 shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 7. No person shall have any discretion to select which Non-Employee Directors shall be granted options or to determine the number of shares of Stock to be covered by options granted to Non-Employee Directors, the timing of such option grants or the exercise price thereof.

             (b) An option to purchase 5,000 shares of Stock shall be granted ("Initial Grant") to each director who is not an officer of the Company or an affiliate of a five percent (5%) or greater shareholder (or shareholders) of the Company ("Non-Employee Director"), such Initial Grant to be made to Non-Employee Directors elected or appointed to the Board upon the date each such Non-Employee Director first becomes a Non-Employee Director following the approval date of the plan by the shareholders. In addition, immediately following each annual meeting of the Company's stockholders, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted an option to purchase 2,500 shares of Stock ("Subsequent Grant"); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company, as of the time of such annual meeting, for at least one (1) year. Each such Subsequent Grant shall be made on the date of the annual stockholders' meeting in question. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. All options granted to Non-Employee Directors shall be nonqualified stock options.

             (c) The exercise price per share of Stock covered by each option shall be the per-share fair market value of the Stock on the date the option is granted. The exercise price of an option granted under the Plan shall be subject to adjustment to the extent provided in Section 3(b) hereof. The term of each option shall be for ten years.

             (d) Each Initial Grant shall be fully vested and exercisable as to 5,000 of the shares covered thereby on the date of grant. Each Subsequent Grant shall become vested as to 8.33% of the shares covered thereby each month following the date of grant, so that each Subsequent Grant will be fully execisable one (1) year after its grant date.

        8.   Use of Proceeds.  Cash proceeds realized from the sale of Stock
             ---------------
under the Plan or pursuant to options granted under the Plan shall constitute general funds of the Company.

        9.   Amendment, Suspension, or Termination of the Plan.
             -------------------------------------------------

             (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders, and provided further that, except as provided in Section 3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:

                  (i) To increase the maximum number of shares subject to stock options issued under the Plan; or

                  (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

             (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 9.

             (c) Notwithstanding the provisions of Sections 9(a) and 9(b), above, the provisions set forth in Section 7 of the Plan (and any other sections of the Plan that affect the formula award terms of option grants to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

        10.  Assignability.  To the extent required by Rule 16b-3, no option
             -------------
granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided, that, if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of options under that Rule, (i) options granted under Section 7 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (ii) any other option shall be transferable to the extent provided in the option agreement covering the option, and the Committee shall have discretion to amend any such outstanding option to provide for broader transferability of the option as the

Committee may authorize within the limitations of Rule 16b-3. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, shall be exercisable only by the optionee. In the event of any Rule 16b-3 permitted transfer of an option hereunder, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as the optionee (or his personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option under Sections 6, 7 and 11 had the option not been transferred.

        11.  Payment Upon Exercise of Options.
             --------------------------------
             (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States (collectively, "Cash Consideration'); provided, however, that, except for options granted under Section 7, the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of the option; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. The exercise price of any options granted under Section 7 shall be paid in Cash Consideration, the consideration specified in clauses (i) or (ii) of the preceding sentence, or in any combination thereof. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option (excluding options granted under Section 7, above) and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

             (b) In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above. Any additional option shall be subject to the provisions of Section 6(e), above.

        12.  Withholding Taxes.
             -----------------

             (a) No Stock shall be delivered under the Plan to any participant until the participant has made arrangements acceptable to the Committee (or in the case of exercise of options granted to Named Executives, the Subcommittee) for the satisfaction of federal, state, and local income and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Stock under the Plan or to the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law. Upon exercise of a stock option the Company shall withhold from the optionee an amount sufficient to satisfy federal, state and local income and social security tax withholding obligations.

             (b) In the event that such tax withholding is satisfied by the Company or the optionee's employer withholding shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to
     Section 7, above. Any additional option shall be subject to the provisions of Section 6(e), above.

        13.  Change in Control.
             -----------------

             (a) For purposes of this Section 13, a "Change in Control" shall be deemed to occur upon:

                   (i) The direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding Stock;

                   (ii) A change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership or by one or more actions by written consent of stockholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board;

                   (iii) Approval by the Company's stockholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                   (iv) Approval by the Company's stockholders of (A) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) or (B) the complete liquidation or dissolution of the Company; or

                   (v) Approval by the Company's stockholders of any reverse merger in which the Company survives as an entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                   (vi) For the purpose of this Section 13, "Approval by the Company's Stockholders" shall mean approval by a majority of those shares of Stock voting at a stockholder's meeting at which a quorum is present, excluding shares beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the Non-Employee Directors.

             (b)   Except for options granted to Non-Employee Directors under
     Section 7, the Committee may provide in any stock option agreement (or in an amendment thereto) that, in the event of any Change in Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable, as of the date of the Change in Control.

             (c) If the Committee determines to incorporate a Change in Control provision in any option agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control described in clauses (i), (ii) and (v) of paragraph (a) above, the option shall remain exercisable for the remaining term of the option and (ii) in the event of a Change in Control described in clauses (iii) or (iv) of paragraph (a) above, the option shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.

             (d) As to any options granted under Section 7 to Non-Employee Directors, (i) in the event of a Change in Control described in clauses
     (i), (ii) or (v) of paragraph (a) above, any such outstanding options under the Plan shall become fully vested and remain exercisable for the remaining term of such options and (ii) in the event of a Change in Control described in clauses (iii) or (iv) of paragraph (a) above, outstanding options under the Plan shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.

             (e) Notwithstanding the foregoing provisions of this Section 13, an outstanding option may not be accelerated under this Section 13 if and to the extent (i) such option is, in connection with the transaction giving rise to a Change of Control, either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the corporate transaction giving rise to the Change of Control and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

        14.  Stockholder Approval.  The Plan and any options granted pursuant to
             --------------------
Section 7 and options granted to Covered Employees hereunder shall become effective only upon approval by the holders of a majority of the Company's shares voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan. The Committee may grant stock options under the Plan prior to the stockholders' meeting, but until stockholder approval of the Plan is obtained, no such option shall be exercisable. In the event that stockholder approval is not obtained within the period provided above, all options described in this Section 14 previously granted above, shall terminate.

        15.  Rule 16b-3 Compliance.  Transactions under the Plan are intended to
             ---------------------
comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under Section 7 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of options to Non-Employee Directors.

        16.  Applicable Law.  The law of the State of California will govern all
             --------------
matters relating to this Plan except to the extent it is superseded by the laws of the United States.